Exhibit 4.1

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of January 20, 2016, is by and between CryoLife, Inc., a Florida corporation (the “Company”), and each of the Persons set forth on the signature pages hereto (the “Investors”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Merger Agreement.

RECITALS

WHEREAS, the Company and On-X Life Technologies Holdings, Inc., a Delaware corporation (“On-X”), are parties to that certain Agreement and Plan of Merger, dated as of December 22, 2015 (the “Merger Agreement”), pursuant to which a subsidiary of the Company merged with On-X in exchange for a combination of cash and newly issued shares of the Company’s common stock (“Common Stock”), as provided for therein;

WHEREAS, as a result of and immediately following the consummation of the transactions contemplated by the Merger Agreement, each Investor shall own shares of Common Stock of the Company; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Merger Agreement, the Company and each Investor desires to enter into this Agreement to set forth certain rights and obligations of the Company and the Investors.

AGREEMENT

NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein and in the Merger Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the Company and the Investors each hereby agree as follows:

1.Definitions.

(a)“Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

(b)“Closing” shall have the meaning set forth in Section 1.1 of the Merger Agreement.

(c)“Closing Date” shall have the meaning set forth in Section 1.1 of the Merger Agreement.

(d)“Lockup Agreement” shall have the meaning set forth in Section 2.2(b) of the Merger Agreement.

(e)“Person” means an individual, corporation, partnership, joint venture, trust, association, estate, joint stock company, limited liability company, governmental authority or any other organization or entity of any kind.

(f)“Proceeding” means an action, claim, suit, investigation, inquiry or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition) by any judicial, regulatory or self-regulatory Person, whether commenced or threatened.

(g)“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 or any successor rule providing for offering of securities on a continuing basis  and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(h)“Registrable Securities” means all of the shares of Common Stock issued to any Investor as part of the Aggregate Accredited Equity Merger Consideration pursuant to the Merger Agreement at the Closing or any shares of Common Stock or other capital stock of the Company issuable in exchange for or otherwise with respect to such shares of Common Stock; provided, however, that any and/or all of such securities shall cease to be Registrable Securities at such time as (i) they have been sold under a Registration Statement, or (ii) they have been sold pursuant to Rule 144 or otherwise.

(i)“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale by the Investors of Registrable Securities, as such registration statement or registration statements may be amended and supplemented from time to time (including pursuant to Rule 462(b) under the Securities Act), including all documents filed as part thereof or incorporated by reference therein.

(j)“Rule 144” means Rule 144 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC that may at any time permit the Investor to sell securities of the Company to the public without registration.

(k)“Rule 415” means Rule 415 promulgated by the SEC under the Securities Act, as such rule may be amended from time to time, or any other similar or successor rule or regulation of the SEC providing for offering securities on a delayed or continuous basis.

(l)“SEC” means the U.S. Securities and Exchange Commission or any successor entity.

(m)“Securities Act” means the Securities Act of 1933, as amended.

(n)“Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex A hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

(o)“Stockholder’s Counsel” means a single firm of legal counsel selected by the Investors  holding a majority of the Registrable Securities to represent all Investors  holding Registrable Securities covered by any registration.

2.Registration.

(a)The Company shall file a Registration Statement on Form S-3 (or, in the event Form S-3 is unavailable to the Company, Form S-1 or other then-available form) providing for the resale of all of the Registrable Securities held by the Investors in compliance with Rule 415, including the prospectus forming part of the Registration Statement, as promptly as reasonably practicable but in no event later than the later of (i) the date that is fifteen (15) Business Days following the date the On-X financial statements required to be filed as part of the Registration Statement that satisfy the requirements of Regulation S-X, as determined by the Company in its sole discretion,  are delivered to the Company (including the consent of each auditor participating in the preparation of such financial statements whose consent is required for inclusion of such financial statements in the Registration Statement),  or (ii) the date that is twenty (20) days after the Closing Date (such later date, the “Filing Deadline”); provided that the Company’s obligation to file the Registration Statement shall be contingent upon each auditor referenced in clause (i) having provided a consent that is in full force and effect as of the applicable Filing Deadline. Such Registration Statement shall cover the resale on a continuous basis pursuant to Rule 415 of all Registrable Securities. In connection with the filing of the Registration Statement, the Company shall use reasonable best efforts to cause such Registration Statement to become effective within ninety (90) days after the Closing Date, and to remain effective as provided below. No registration pursuant to this Section 2 shall be an underwritten registration.

(b)The Company shall use reasonable best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to keep the Registration Statement effective until the earliest of (i) October 16, 2016 (the “End Date”),  and (ii) such time that all Registrable Securities covered by the Registration Statement are no longer Registrable Securities.

(c)The Company shall furnish to each Investor holding Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, and prospectus included therein, all exhibits and other documents filed therewith and such other documents as such Investor holding Registrable Securities may reasonably request, in order to facilitate the disposition of the Registrable Securities owned by such Investor; and the Company consents to the use of such registration statement and each amendment or supplement thereto by each of the Investors  holding Registrable Securities in connection with the offering and sale of the Registrable Securities covered by such registration statement and any such amendment or supplement thereto.

(d)The Company shall use reasonable best efforts to (i) register or qualify such Registrable Securities covered by such registration in such U.S. states as each Investor holding Registrable Securities shall reasonably request, and (ii) do any and all other acts and things that may be reasonably necessary or advisable to qualify the Registrable Securities owned by such Investor for sale in such jurisdictions, except that the Company shall not for any such purpose be required to (A) qualify generally to do business as a foreign corporation in any state where, but for the requirements of this subsection, it would not be obligated to be so qualified, (B) subject itself to taxation in any such state, (C) consent to general service of process in any such state, (D) provide any undertakings that cause the Company undue expense or burden or (E) make any change to the Company’s charter or bylaws.

(e)The Company shall provide commercially reasonable assistance to the Investors to assist such Investors in their efforts to consummate the resale of Registrable Securities pursuant to the Registration Statement prior to the End Date, and pursuant to Rule 144 during the period from the End Date to the first (1st) anniversary of the Closing Date.

(f)The Company shall use reasonable best efforts to notify each Investor holding any Registrable Securities covered by the Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company becoming aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Investor, subject to Section 2(i) below, prepare and furnish to such Investor a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to Investor, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

(g)Subject to Section 2(i) below, the Company shall use reasonable best efforts to prevent the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest reasonably possible moment.

(h)The Company shall cooperate with the Investors covered by the Registration Statement, if any, to facilitate the timely preparation and delivery of certificates or evidence of book-entry shares (in each case, not bearing any restrictive legends) representing securities to be sold under the Registration Statement, and enable such securities to be in such denominations and registered in such names as such Investors may request.

(i)The Company may, upon written notice to all the Investors  holding Registrable Securities (each, a “Blackout Notice”), for a reasonable period of time, not to exceed 45 days in the case of clause (A) below or 30 days in the case of clause (B) below (a “Blackout Period”), (i) delay the filing of the Registration Statement or a request for acceleration of the effective date, (ii) suspend any offering pursuant to the Registration Statement after effectiveness or (iii) require that Investors immediately cease sales of Registrable Securities pursuant to the Registration Statement, in the event that (A) the Company is engaged in any activity or transaction or preparations or negotiations for any activity or transaction that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with the Registration Statement would require at that time disclosure of such activity, transaction, preparations or negotiations and such disclosure could result in material harm to the Company or its business transactions or activities, or (B) any other event occurs that makes any statement of a material fact made in the Registration Statement, including any document incorporated by reference therein, untrue or that requires the making of any additions or changes in the Registration Statement in order to make the statements therein not misleading; provided, however, that in the case of a Blackout Period pursuant to clause (A) above, the Blackout Period shall terminate upon the earlier of such 45 day period or the completion, resolution or public announcement of the relevant transaction or event. If the Company suspends the Registration Statement and requires the Investors  holding Registrable Securities to cease offerings or sales of Registrable Securities pursuant to this section, the Company shall, as promptly as reasonably practicable following the termination of the circumstance which entitled the Company to do so, take such actions as may be necessary to file or reinstate the effectiveness of the Registration Statement and give written notice to all Investors  holding Registrable Securities authorizing them to resume offerings and sales pursuant to the Registration Statement. If as a result thereof the prospectus included in the Registration Statement has been amended or supplemented to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to Investors  holding Registrable Securities given pursuant to this section, and the Investors  holding Registrable Securities shall make no offers or sales of shares pursuant to the Registration Statement other than by means of such revised prospectus. Upon receiving any Blackout Notice from the Company, each Investor agrees to treat and keep the existence of such delay or suspension, as the case may be, confidential and that such Investor will not buy or sell or engage in any derivative or similar transactions with respect to any Company securities without the prior written consent of the Company, until the earlier of the expiration of the Blackout Period or the Company’s written notice to the Investor that such transactions may resume. The Company shall be entitled to exercise its rights under this Section 2(i) up to three times in any six month period; provided, however, that the aggregate number of days of all Blackout Periods hereunder shall not exceed sixty  (60) days in any twelve (12) month period. After the expiration of any Blackout Period and without further request from the Investors, the Company shall effect the filing (or if required amendment or supplement) of the Registration Statement, or the filing of other documents, as necessary to allow Investors to resell the Registrable Securities as set forth herein.

(j)The Company shall notify the Stockholder’s Counsel and each Investor holding Registrable Securities promptly, and confirm the notice in writing (together with copies of the applicable notice, comments, request or stop order), (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed; (ii) of the receipt of any comments from the SEC relating to the Registration Statement; (iii) of any request of the SEC to amend the Registration Statement or amend or supplement the prospectus or for additional information; and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Registration Statement for offering or sale in any jurisdiction, or of the institution or threatening in writing to the Company of any proceedings for any of such purposes.

(k)The Company shall pay all fees and expenses in connection with compliance with its obligations under this Section 2, including all fees and expenses in connection with the filing of the Registration Statement, the registering of the Registrable Shares (including all fees and expenses incurred in connection with the listing of the Registrable Shares on NYSE), fees and expenses of compliance with securities or “blue sky” laws (including fees and expenses with respect to registrations and filings required to be made with the SEC, and NYSE), transfer agent fees, fees and disbursements of all independent certified public accountants, the maintenance of the effectiveness of the Registration Statement, including all registration, filing, qualification, printing, accounting and other fees and expenses, except that the Company shall not be responsible for the fees of any representative of or counsel to the Investors, including without limitation the Stockholder’s Counsel, any underwriting discounts or commissions, broker or dealer commissions, transfer taxes relating to the sale of the shares, or any other out-of-pocket expenses of the Investors other than as specified above.

(l)Except as set forth in the following sentence, notwithstanding anything in this Agreement to the contrary, the Company shall not have any obligations under this Agreement until such time, if any, as the On-X financial statements required to be filed as part of the Registration Statement satisfy the requirements of Regulation S-X, as determined by the Company in its sole discretion.    In the event that (i) On-X’s 2015 audited financial statements (the “2015 Financials”) are required to be filed as part of the Registration Statement and (ii) the 2015 Financials have not been delivered by On-X prior to the Closing (but subject to On-X’s compliance with Section 5.5(d) of the Merger Agreement), then the Company will use reasonable efforts to prepare the 2015 Financials following the Closing.  The Company shall use reasonable efforts to obtain each auditor’s consent referenced in Section 2(a) hereof.

3.Additional Obligations.

(a)As a condition precedent to registering any Registrable Securities, the Company may require each Investor holding Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such Person as may be necessary to satisfy the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request.  Each such Investor holding Registrable Securities shall promptly notify the Company in writing of any changes in the information set forth in the Registration Statement after it is prepared regarding such Investor.  The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company pursuant to this Section 3(a) unless: (i) disclosure of such  information is necessary to comply with federal or state securities laws or the Company’s obligations under this Agreement, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such  information is ordered pursuant to a subpoena or other order from a court or governmental body  of competent jurisdiction, (iv) such information has been made generally available to the  public other than by disclosure in violation of this or any other agreement or (v) such Investor consents to the form and content of any such disclosure. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Investor prior to making such disclosure, and allow the Investor, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.  Notwithstanding the foregoing, the Investors acknowledge and agree that the Merger Agreement and any other agreement in connection with the Merger that are required, as determined by the Company in its sole discretion, to be filed with the SEC shall be filed with the SEC.

(b)Each Investor agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than ten (10) days following the Closing Date and to respond to each Company request for further information no later than seven (7) days following the date of such request. Each Investor further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the prospectus for offers and resale of Registrable Securities at any time, unless such Investor has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence within the required time frames. Each Investor acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described herein will be used by the Company in the preparation of the Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, and hereby expressly consents to the inclusion of such information in the Registration Statement, any prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus. Each Investor acknowledges and agrees that Investors who do not provide the required information within the specified time frames or who do not request that some or all of their Registrable Securities be included in the Registration Statement will not have the right to compel the Company to take any future action to register any Registrable Securities that are not included in the Registration Statement.

(c)Each of the Investors shall cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of each Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(d)Each of the Investors covenants and agrees that it will comply with the prospectus delivery and other requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement, and that it will not utilize any free writing prospectus or other written offering material, other than the prospectus contained in the Registration Statement, in connection with the offer and sale of any Registrable Securities.

(e)Any Investor that is subject to a Lockup Agreement covenants and agrees that nothing in this Agreement shall affect the provisions of such Lockup Agreement, and nothing set forth in this Agreement shall be construed to permit such Investor to sell, transfer, or dispose of any Registrable Securities if such sale, transfer, or disposition would be in violation of such Investor’s Lockup Agreement.

(f)Each Investor covenants and agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2(g) such Investor shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Investor’s receipt of the written notice from the Company authorizing the resumption of sales, and if so directed by the Company, such Investor shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in the Investor’s possession of the prospectus covering such Registrable Securities which are not current at the time of receipt of such notice.

(g)For a period of one year following the Closing, the Company covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof under the Exchange Act (including without limitation pursuant to Sections 13(a) or 15(d) of the Exchange Act). The Company further covenants that it shall take such further commercially reasonable actions, upon reasonable request by any Investor, to the extent required to enable such Investor to sell any such securities held by such Investor without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions or a written statement by the Company as to its compliance with the adequate public information requirements of Rule 144. Upon the request of any Investor, the Company shall deliver to such Investor a written certification of a duly authorized officer as to whether it has complied with the adequate public information requirements of Rule 144.

(h)The Company shall provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

4.Representations and Warranties.

(a)Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that (i) it has been duly incorporated and is existing under the laws of the State of Florida; (ii) it has all requisite corporate power and authority, and has received all requisite approvals to complete the transactions contemplated hereby; and (iii) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement enforceable against the Company in accordance with its terms.

(b)Representations and Warranties of the Investors. Each Investor hereby represents and warrants to the Company with respect to itself only that (i) if it is not a natural person, it has been duly organized and is existing under the laws of its jurisdiction of formation; (ii) it has all requisite power and authority and has received all requisite approvals to complete the transactions contemplated hereby; and (iii) this Agreement has been duly authorized, executed and delivered by such Person and constitutes a valid and binding agreement of such Person enforceable against such Person in accordance with its terms.

5.Indemnification.

(a)Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless (i) each Investor, (ii) the officers, directors, agents, partners, members, managers and employees of each Investor and (iii) each Person who controls any Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (collectively, the “Investor Indemnified Parties”), to the fullest extent permitted by applicable law, from and against any and all joint or several losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees), and judgments, fines, penalties, charges, or settlement costs in respect of any Proceeding, and expenses (collectively, “Damages”), as incurred, that arise out of or are based upon (A) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or (B) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading; provided, however, that the Company shall not be liable to any Investor Indemnified Party in any such case to the extent that any such Damages arise out of or are based upon (1) any untrue statement or alleged untrue statement of a fact or omission or alleged omission of a fact (x) so made in reliance upon and in conformity with written information furnished to the Company by or on behalf of an Investor expressly for use therein or (y) arising out of any matter for which the Company or any other Parent Indemnitee is entitled to seek indemnification under the Merger Agreement, (2) information relating to such Investor or such Investor’s proposed method of distribution of Registrable Securities which was reviewed and approved in writing by such Investor expressly for use in a Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto, or (3) in the case of an occurrence of an event of the type specified in Section 2(i), the use by such Investor of an outdated or defective prospectus after the Company has notified such Investor in writing that such prospectus is outdated or defective and prior to the correction of such defect. The Company shall notify the Investors promptly of its receipt of written notice of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Investor Indemnified Party, and shall survive any transfer of the Registrable Securities by the Investors in compliance with this Agreement.

(b)Indemnification by Investors. Each Investor shall, severally and not jointly, indemnify and hold harmless (i) the Company, (ii) its directors, officers, agents and employees, (iii) each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and (iv) the directors, officers, agents or employees of such controlling Persons (collectively, the “Company Indemnified Parties”), to the fullest extent permitted by applicable law, from and against all Damages, as incurred, that arise out of or are based upon (A) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or (B) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only, with respect to (A) and (B) above, (i) to the extent that such untrue statements or omissions are based upon any untrue statement or alleged untrue statement of a fact or omission or alleged omission of a fact so made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Investor expressly for use therein, (ii) to the extent that such arise out of or are based upon information relating to such Investor or such Investor’s proposed method of distribution of Registrable Securities which was reviewed and approved in writing by such Investor expressly for use in a Registration Statement, such prospectus or such form of prospectus or in any amendment or supplement thereto, or (iii) in the case of an occurrence of an event of the type specified in Section 2(i), the use by such Investor of an outdated or defective prospectus after the Company has notified such Investor in writing that such prospectus is outdated or defective and prior to the correction of such defect. Notwithstanding anything herein to the contrary, no Investor shall be liable hereunder to any Company Indemnified Party for any information which such Investor did not furnish to the

Company or otherwise review or for the use of an outdated or defective prospectus by a different Investor.

(c)Conduct of Indemnification Proceedings. If any Proceeding shall be commenced against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have actually prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised in writing by outside counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of such counsel shall be at the expense of the Indemnifying Party); provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding. In no event shall settlement of any such liability include any non-monetary limitation on the actions of any Indemnified Person or any of its Affiliates or any admission of fault or liability on behalf of any such Indemnified Person without such Indemnified Person’s written consent.

Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5) shall be paid to the Indemnified Party, as incurred, within thirty (30) days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder).

(d)Contribution. If a claim for indemnification under Section 5(a) or 5(b) is prohibited by Law, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Damages, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Damages as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Damages shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5 was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no contribution will be made under circumstances where the maker of such contribution would not have been required to indemnify the Indemnified Party under the fault standards set forth in this Section 5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Merger Agreement.

6.Miscellaneous.

(a)Assignment of Registration Rights. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors  holding a majority of the Registrable Securities. Each Investor may assign its respective rights with respect to any or all of its Registrable Securities in connection with an assignment of such securities; provided in each case that (i) the Investor agrees in writing with the transferee or assignee to assign such rights and related obligations under this Agreement, and for the transferee or assignee to assume such obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (iii) at or before the time the Company received the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

(b)Amendment and Waiver. No provision of this Agreement may be (i) amended other than by a written instrument signed by the Company and the Investors  holding at least a majority of the Registrable Securities or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(c)Determination of Investor. Solely for purposes of this Agreement, a Person is deemed to be an Investor holding Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(d)Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be given in accordance with the Merger Agreement.

(e)Third Party Beneficiaries. Subject to compliance with the terms of this Agreement, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto. Except as provided in Section 5, this Agreement is not for the benefit of, nor may any provision hereof be enforced by, any Person, other than the parties hereto, their respective permitted successors and assigns.

(f)Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(g)Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. If any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(h)Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in accordance with the internal Laws of the State of Delaware without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction).

(i)JURISDICTION OF DISPUTES. IN THE EVENT ANY PARTY TO THIS AGREEMENT COMMENCES ANY LITIGATION, PROCEEDING OR OTHER LEGAL

ACTION IN CONNECTION WITH OR RELATING TO NEGOTIATION, EXPLORATION, DUE DILIGENCE WITH RESPECT TO OR ENTERING INTO OF THIS AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN, THE PARTIES TO THIS AGREEMENT HEREBY (A) AGREE THAT ANY SUCH LITIGATION, PROCEEDING OR OTHER LEGAL ACTION SHALL BE INSTITUTED EXCLUSIVELY IN A COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF DELAWARE, WHETHER A STATE OR FEDERAL COURT; (B) AGREE THAT IN THE EVENT OF ANY SUCH LITIGATION, PROCEEDING OR ACTION, SUCH PARTIES WILL CONSENT AND SUBMIT TO PERSONAL JURISDICTION IN ANY SUCH COURT DESCRIBED IN CLAUSE (A) OF THIS SECTION 60 AND TO SERVICE OF PROCESS UPON THEM IN ACCORDANCE WITH THE RULES AND STATUTES GOVERNING SERVICE OF PROCESS; (C) AGREE TO WAIVE TO THE FULL EXTENT PERMITTED BY LAW ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH LITIGATION, PROCEEDING OR ACTION IN ANY SUCH COURT OR THAT ANY SUCH LITIGATION, PROCEEDING OR ACTION WAS BROUGHT IN AN INCONVENIENT FORUM; (D) AGREE AS AN ALTERNATIVE METHOD OF SERVICE TO SERVICE OF PROCESS IN ANY LEGAL PROCEEDING BY MAILING OF COPIES THEREOF TO SUCH PARTY AT THE ADDRESSES SET FORTH IN THE MERGER AGREEMENT FOR COMMUNICATIONS TO SUCH PARTY; (E) AGREE THAT ANY SERVICE MADE AS PROVIDED HEREIN SHALL BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (F) AGREE THAT NOTHING HEREIN SHALL AFFECT THE RIGHTS OF ANY PARTY TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(j)WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES OF FACT AND LAW, AND THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY OTHERWISE HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE NEGOTIATION, EXPLORATION, DUE DILIGENCE WITH RESPECT TO OR ENTERING INTO OF THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER KNOWINGLY AND VOLUNTARILY, AND (D) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6(k).

[signature pages follow]

IN WITNESS WHEREOF, each of the Investors and the Company have caused this signature page to the Agreement to be duly executed as of the date first written above.

COMPANY:

CRYOLIFE, INC.

By:  /s/ D. Ashley Lee

Name:  D. Ashley Lee

Title: Executive Vice President, Chief Financial Officer, Chief Operating Officer and Treasurer

INVESTORS:

By: /s/ Kevin McMahon

Name: Kevin McMahon

By: /s/ Nancy S. Lewis

Name: Nancy S. Lewis

By: /s/ Richard Lynn Alexander

Name: Richard Lynn Alexander

By: /s/ Thomas J. Madsen

Name: Thomas J. Madsen

By: /s/ H.A. Lawhon

Name: H.A. Lawhon

Alpha Medical Inc.

By: /s/ Rudiger Dahle

Name: Rudiger Dahle

Title:   President, Owner

INVESTORS:

PTV Sciences II, L.P.

By: Pinto Technology Ventures GP II, L.P.

its General Partner

By: Pinto TV GP Company LLC

its General Partner

By: /s/ Matthew S. Crawford

Name: Matthew S. Crawford

Title:   Managing Director

Paul Royalty Fund, L.P.

By: Paul Capital Management, LLC

its General Partner

By: Paul Capital Advisors, LLC

its Manager

By: /s/ Philip J. Jensen

Name: Philip J. Jensen

Title:   Manager

ANNEX A

SELLING STOCKHOLDER QUESTIONNAIRE

Ladies and Gentlemen:

The undersigned acknowledges that the undersigned is a beneficial owner of securities of CryoLife, Inc. (the “Company”). The undersigned understands that, pursuant to that certain Registration Rights Agreement (the “Registration Rights Agreement”) dated January 20, 2016, between the Company and the undersigned, the undersigned will be named as a selling stockholder in the prospectus that forms a part of the Company’s Registration Statement on Form S-3 or other available form (the “Registration Statement”). The Registration Statement registers for resale under the Securities Act of 1933, as amended (the “Securities Act”), the securities the undersigned beneficially owns that are disclosed in response to Question 5(b) of this Questionnaire (the “Registrable Securities”). The Company will use the information that the undersigned provides in this Questionnaire to ensure the accuracy of the Registration Statement and the prospectus.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. In addition, the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may apply to sales of Company common stock into the market and to the activities of the undersigned and the undersigned’s affiliates. Accordingly, holders and beneficial owners of securities to be registered under the Registration Statement are advised to consult their own securities counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus and as to the applicability of Regulation M and other securities laws.

The undersigned acknowledges that by completing, dating, executing and returning this Questionnaire to the Company, the undersigned is giving written notice to the Company of its desire to have the securities disclosed in response to Question 5(b) of this Questionnaire included in the Registration Statement.

Please answer every question.

If the answer to any question is “none” or “not applicable,” please so state.

1.Name. Type or print the full legal name of the selling securityholder.

2.Contact Information. Provide the address, telephone number, fax number and email address of the selling securityholder.

Address:

Phone:

Fax:

Email:

3.Relationship with the Company. Describe the nature of any position, office or other material relationship the selling securityholder has had with the Company during the past three years.

4.Organizational Structure.

Is the selling securityholder a natural person?	___ Yes ___ No
(If so, please mark the box and skip to Question 5.)
Is the selling securityholder a reporting company under the Exchange Act? (If so, please mark the box and skip to Question 5.)	___ Yes ___ No
Is the selling securityholder a majority-owned subsidiary of a reporting company under the Exchange Act? (If so, please mark the box and skip to Question 5.)	___ Yes ___ No
Is the selling securityholder a registered investment company under the Investment Company Act of 1940?	___ Yes ___ No
(If so, please mark the box and skip to Question 5.)

If the answer to all of the foregoing questions is “no,” please describe: (i) the exact legal description of the selling securityholder (e.g., corporation, partnership, limited liability company, etc.); (ii) whether the legal entity so described is managed by another entity and the exact legal description of such entity (repeat this step until the last entity described is managed by a person or persons, each of whom is described in any one of (a) through (d) above); (iii) the names of each person or persons having voting and investment control over the Company’s securities that the entity owns (e.g., director(s), general partner(s), managing member(s), etc.).

(a)Legal Description of Entity:

_________________________________________________________

(b)Name of Entit(ies)/(y) Managing Such Entity (if any):

_________________________________________________________

_________________________________________________________

(c)Name of Entit(ies)/(y) Managing such Entit(ies)/(y) (if any):

_________________________________________________________

_________________________________________________________

(d)Name(s) of Natural Person(s) Having Voting or Investment Control Over the Shares Held by such Entit(ies)/(y):

_________________________________________________________

5.Ownership of the Company’s Securities. This question covers beneficial ownership of the Company’s securities. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.” State (a) the number of shares of the Company’s common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling securityholder beneficially owned as of the date this Questionnaire is signed and (b) the number of such shares of the Company’s common stock that the selling securityholder wishes to have registered for resale in the Registration Statement:

(a)Number of shares of common stock and other equity securities owned:

__________________________________________________________

(b)Number of shares of common stock and other equity securities owned to be registered for resale in the Registration Statement (only shares of Company common stock that were acquired by you in connection with the Company’s merger with On-X Life Technologies Holdings, Inc. are eligible to be registered for resale on the Registration Statement):

________________________________________________________

6.Acquisition of Shares. If the selling securityholder did not acquire the securities to be sold directly from the Company, for example if they were distributed to you by someone who acquired them directly from the Company, please describe below the manner in which the securities were acquired including, but not limited to, the date, the name and address of the seller(s), the purchase price and pursuant to which documents (the “Acquisition Documents”) and please forward such documents as provided below.

________________________________________________________________

________________________________________________________________

7.Broker-Dealer and Underwriter Status.

(a)Is the selling securityholder a broker-dealer?

___ Yes___ No

(b)If the answer to Section 7(a) is “yes,” did the selling securityholder receive the Registrable Securities as compensation for investment banking services?

___ Yes___ No

Note: If the answer to 7(a) is “yes” and the answer to 7(b) is “no,” SEC guidance has indicated that the selling securityholder should be identified as an underwriter in the Registration Statement.

(c)Is the selling securityholder an affiliate of a broker-dealer?

___ Yes___ No

(d)If the selling securityholder is an affiliate of a broker-dealer, does the selling securityholder certify that it purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, the selling securityholder had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

___ Yes___ No

Note: If the answer to 7(d) is “no,” SEC guidance has indicated that the selling securityholder should be identified as an underwriter in the Registration Statement.

The undersigned represents that, except as may be described above or as is described in the space below, the undersigned is not a deemed “underwriter” within the meaning of Section 2(11) of the Securities Act.

_______________________________________________________________________

8.Plan of Distribution. The undersigned has reviewed the proposed “Plan of Distribution” section to be included in the Registration Statement and the prospectus contained therein that is attached as Appendix B hereto, and agrees that the statements contained therein reflect its intended method(s) of distribution or, to the extent these statements are inaccurate or incomplete, the undersigned has communicated in writing to the Company any changes to the proposed “Plan of Distribution” that are required to make these statements accurate and complete.

___ (Please insert an “X” to the left if you have made any changes)

9.Legal Proceedings with the Company. Is the Company a party to any pending legal proceeding in which the selling securityholder is named as an adverse party?

___ Yes___ No

State any exceptions here:

_______________________________________________________________________

_______________________________________________________________________

10.Reliance on Responses. The undersigned acknowledges and agrees that (i) the Company and its legal counsel shall be entitled to rely on its responses in this Questionnaire in all matters pertaining to the Registration Statement and the sale of any Registrable Securities pursuant to the Registration Statement, and (ii) the information contained in this questionnaire constitutes information regarding the undersigned that has been furnished in writing to the Company by the undersigned expressly for use in the Registration Statement, as contemplated in Section 5 of the Registration Rights Agreement.

The undersigned hereby acknowledges and is advised of the SEC’s Compliance and Disclosure Interpretation 239.10 regarding short selling:

An Issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

If the Company is required to file a new or additional registration statement to register Registrable Securities beneficially owned by the selling securityholder, the undersigned hereby agrees to complete and return to the Company, upon the request of the Company, a new Questionnaire (in a form substantially similar to this Questionnaire).

If the selling securityholder transfers all or any portion of its Registrable Securities after the date on which the information in this Questionnaire is provided to the Company, the undersigned hereby agrees to notify the transferee(s) at the time of transfer of its rights and obligations hereunder.

By signing below, the undersigned represents that the information provided herein is accurate and complete. The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

[signature pages follow]

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Selling Stockholder Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:Beneficial Owner:

____________________________________

By: _________________________________

Name:

Title:

AS SOON AS POSSIBLE, PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

CryoLife, Inc.

1655 Roberts Blvd., NW

Kennesaw, GA 30144

Attention: Jean F. Holloway

Facsimile No.: (770) 426-0031

APPENDIX A

Definition of “Beneficial Ownership”

(1)A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a)Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b)Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

(2)Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

(3)Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

Exhibit 4.1

APPENDIX B

PLAN OF DISTRIBUTION

We are registering pursuant to this prospectus a total of 3,703,699 shares of common stock on behalf of the selling stockholders. The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

•sales on the NYSE or any national securities exchange or quotation service on which our common stock may be listed or quoted at the time of sale;

•ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

•purchases by a broker-dealer as principal and resale by the broker-dealer for its  account;

•an exchange distribution in accordance with the rules of the applicable exchange;

•privately negotiated transactions;

•short sales;

•through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•broker-dealers may agree with the selling stockholders to sell a specified number  of such shares at a stipulated price per share;

•a combination of any such methods of sale; and

•any other method permitted by applicable law.

A selling stockholder that is an entity may elect to make a pro rata in-kind distribution of the shares of common stock to its members, partners or shareholders pursuant to the registration statement of which this prospectus is a part by delivering a prospectus. To the extent that such members, partners or shareholders are not affiliates of ours, such members, partners or shareholders would thereby receive freely tradable shares of common stock pursuant to the distribution through a registration statement.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the “Securities Act”), amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealers or underwriters and any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.

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We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as amended, may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

Pursuant to, and in accordance with the terms of, the Registration Rights Agreement (i) we have agreed to indemnify the selling stockholders (and their respective officers, directors, agents, partners, members, managers and employees, and each other person, if any, who controls such selling stockholders (within the meaning of the Securities Act)), against certain liabilities, including liabilities under the Securities Act, relating to the registration of the shares offered by this prospectus, or the selling stockholders may be entitled to contribution if indemnification is prohibited by law, and (ii) the selling stockholders have agreed to indemnify us (including our directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the Securities Act)) against certain liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholders for use in this prospectus or the registration statement that includes this prospectus, or we may be entitled to contribution if indemnification is prohibited by law.

Pursuant to the Registration Rights Agreement, we have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earliest of  (i) October 16, 2016, and (ii) such time as the Registrable Securities covered by this Registration Statement have been sold pursuant to (x) this Registration Statement or (y) Rule 144 under the Securities Act or otherwise.

Broker-dealers and agents, and their respective affiliates, may be engaged in transactions with, or perform commercial or investment banking or other services for, us or our subsidiaries or affiliates, in the ordinary course of business.

The shares are listed on the New York Stock Exchange under the symbol “CRY.”

The selling shareholders and any permitted transferee(s) selling shares under this prospectus will act independently of us in making decisions with respect to the timing, manner, and size of each resale. There can be no assurance that the selling shareholders and any permitted transferee(s) will sell any or all of the shares under this prospectus. Further, we cannot assure you that the selling shareholders and any permitted transferee(s) will not transfer, distribute, devise or gift the shares by other means not described in this prospectus, including through dividends or other distributions made by the selling shareholders or permitted transferees on a private placement basis to their respective partners, members or stockholders. In addition, any shares covered by this prospectus that qualify for sale under Rule 144 of the Securities Act may be sold under Rule 144 rather than under this prospectus.

Pursuant to the Agreement and Plan of Merger and a Lockup Agreement delivered by PTV Sciences II, L.P. and Paul Royalty Fund, L.P. to CryoLife upon the Closing of the Merger,

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PTV Sciences II, L.P. and Paul Royalty Fund, L.P. and certain of their permitted transferees are subject to a lock-up for a period of 90 days following January 20, 2016.  During this period, subject to certain exceptions, they may not, directly or indirectly, without the prior written consent of CryoLife, offer, pledge, sell, contract to sell, grant, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock acquired in the Merger or any securities convertible into or exercisable or exchangeable for shares of our common stock, enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the shares, whether any such transaction described above is to be settled by delivery of shares of our common stock, in cash or otherwise, or publicly disclose the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement relating to any shares of our common stock acquired in the Merger. The lock-up provisions permit transferring the Shares in connection with:

•a sale of CryoLife approved by its board of directors or a tender offer or exchange offer for all of the outstanding shares of CryoLife’s common stock;

•transfers as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of certain family members;

•transfers to a charity or educational institution;

•if the Investor is a corporation, partnership, limited liability company or other business entity, any transfers to any shareholder, partner or member of, or owner of similar equity interests in, the Investor, subject to certain limitations; or

•transfers between other former holders of On-X Life Technologies, Inc. capital stock that have also executed a substantially similar lock-up agreement.

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